Prospectus supplement	July 3, 2012

Putnam VT Research Fund Prospectuses dated April 30, 2012

The sub-section Your fund’s management in the section Fund summary or Fund summaries is deleted in its entirety and replaced with the following disclosure:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Aaron Cooper, Director of Global Equity Research, portfolio manager of the fund since 2011

Kelsey Chen, Analyst, portfolio manager of the fund since 2010

Steven Curbow, Analyst, portfolio manager of the fund since 2010

Neil Desai, Analyst, portfolio manager of the fund since 2012

Ferat Ongoren, Analyst, portfolio manager of the fund since 2010

Walter Scully, Analyst, portfolio manager of the fund since 2010

The table containing biographical information of the portfolio managers of Putnam VT Research Fund in the sub-section Portfolio managers in the section Who oversees and manages the funds? or Who oversees and manages the fund? is deleted in its entirety and replaced with the following disclosure:

Portfolio managers	Joined fund	Employer	Positions over past five years

Aaron Cooper	2011	Putnam Management	Director of Global Equity Research
		2011–Present

		Fidelity Investments	Managing Director of Research; and Analyst
		2000–2011

Kelsey Chen	2010	Putnam Management	Analyst
		2000–Present	Previously, Sector Team Leader

Steven Curbow	2010	Putnam Management	Analyst
		2008–Present	Previously, Sector Team Leader

		Independence Investments LLC	Director of Fundamental Research, Portfolio
		1999–2008	Manager, Analyst

Neil Desai	2012	Putnam Management	Analyst
		June 15, 2012–Present

		Crosslink Capital	Partner
		October, 2009–June, 2010

		Tudor Investment Corp.	Investment Analyst
		2004–2009

Ferat Ongoren	2010	Putnam Management	Analyst
		2009–Present

		Citigroup, Inc.	Director of Industrials Sector
		1997–2009

Walter Scully	2010	Putnam Management	Analyst
		1996–Present

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